Item 1. Report to Shareholders

DECEMBER 31, 2004

EQUITY INCOME FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

                               REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Fellow Shareholders

Equities advanced sharply at the end of 2004 as investor confidence improved and corporate earnings, dividend, and cash flow growth remained strong. The market environment can be divided into two distinct periods. The first was sluggish, weighed down by investors concerned that the Fed planned to raise interest rates, troubling news from Iraq, the price of oil reaching $55 per barrel, and uncertainty over the election. The second, and more profitable, period occurred in the final months of the year following a peak in oil prices and a decisive conclusion to the election, which triggered an impressive rally. As a result of this late-year surge, the Standard & Poor's 500 Stock Index returned 10.88% in 2004, the bulk of it achieved in the fourth quarter.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Equity Income Fund                          10.05%        15.05%

Equity Income Fund--Advisor Class            9.94         14.85

Equity Income Fund--R Class                  9.81         14.53

S&P 500 Stock Index                          7.19         10.88

Lipper Equity Income Funds Index             9.15         13.02

As shown in the Performance Comparison table, your fund returned 10.05% over the six-month period and 15.05% for the 12 months ended December 31, 2004. (Advisor and R Class share returns were slightly lower reflecting their higher expense ratios.) These results comfortably outpaced those of both the Lipper Equity Income Funds Index and the S&P 500 for both periods. Reflecting on the past year, we believe the best word to describe the fund's performance is solid, as value stocks handily outperformed growth stocks across all market capitalizations.

DIVIDEND DISTRIBUTION

On December 13, 2004, your Board of Trustees declared a fourth-quarter income dividend of $0.16 per share for shareholders of record on the same date, bringing the total for 2004 to $0.42 per share. In addition, capital gain distributions in the final quarter amounted to $0.52 per share, $0.42 of which was long term. For the year, the total capital gain distribution was $0.72 per share, $0.59 of which represented long-term gains. You should have already received your check or fund statement reflecting the distributions.

PORTFOLIO REVIEW

Both positive and negative developments affected fund performance in 2004. Among the positives, the portfolio benefited from the healthy returns of energy-related stocks. Virtually all of our investments in the sector were particularly strong while other energy holdings, including Amerada Hess and ExxonMobil, were also beneficial to results. In addition, various industrial holdings such as GE, Cooper Industries, Rockwell Automation, and Raytheon contributed positively. Lodging and leisure sector stocks McDonald's, Hilton, and Starwood Hotels & Resorts Worldwide--all of them very much out of favor several years ago--performed well over the course of the year. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents of the portfolio.)

Sector Diversification
--------------------------------------------------------------------------------

                                                Percent of            Percent of
                                                Net Assets            Net Assets
Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

Financials                                           18.4%                 18.4%

Consumer Discretionary                               17.5                  17.1

Industrials and Business Services                    13.6                  11.9

Health Care                                           9.5                   9.2

Energy                                               10.3                   8.7

Consumer Staples                                      5.8                   7.5

Materials                                             6.3                   6.3

Telecommunication Services                            5.3                   5.8

Information Technology                                4.6                   5.0

Utilities                                             4.0                   4.7

Other and Reserves                                    4.7                   5.4
--------------------------------------------------------------------------------

                                                    100.0%                100.0%

Historical weightings reflect current industry/sector classifications.

There was also a wide range of performance within certain sectors. The railroad industry is a good example, as Norfolk Southern advanced strongly while Union Pacific lagged. The situation was similar in the metals sector where Nucor was a very profitable investment and Alcoa struggled. We hope for better performance in 2005 from investments that lagged last year and remain upbeat about their prospects.

Our biggest disappointments in 2004 were the pharmaceutical and newspaper industries, as well as company-specific situations (Marsh & McLennan, for example). While several pharmaceutical holdings, including Johnson & Johnson and Schering-Plough, ran counter to the negative trend, the difficulties of others such as Merck and

Bristol-Myers Squibb were well documented by the media. However, we maintain an optimistic outlook for these stocks. Several newspaper stocks also disappointed us in 2004. Dow Jones and New York Times declined throughout the year, but we still have confidence in management's ability to improve performance. We also hope to see better things from Hewlett-Packard; the technology sector struggled through most of 2004 but staged a late-year rally that we hope will carry over this year. Many tech companies are beginning to behave in a more shareholder-friendly manner, and we were impressed by recent dividend and stock buyback declarations from some industry leaders.

Regarding significant purchases and sales, the Major Portfolio Changes table following this letter highlights our most significant trading activity over the last six months and year. Among our major new and incremental investments, I would highlight Coca-Cola as a typical purchase and contrast it with our largest sale, TXU. The challenges facing Coca-Cola have been well documented in the business and popular media and, despite its illustrious history, the company's share price fell sharply to the vicinity of $40 in the second half of 2004. The price decline, in our view, created an interesting opportunity to invest in one of the world's great consumer brands at a reasonable valuation level. While a great deal of controversy still surrounds the company, controversy often creates a valuation opportunity. Coca-Cola is a company underpinned by financial quality, global name recognition, significant free cash flow, a fairly attractive dividend yield, and a board and management committed to improving performance. We feel this is an investment that provides a combination of relatively limited downside risk and good upside potential.

The case of TXU is quite the opposite. Over the last two years, TXU's share price rose dramatically as the company continued to restructure its portfolio of businesses. It evolved from a balance-sheet-challenged acquisitive company to a lean and focused electricity provider. Today, investors have an almost uniformly positive view of the company's prospects, which has resulted in the share price increasing to a point where there is little room for disappointment.

Our other significant purchases and sales could be described in similar terms. Most of the companies in which we reduced or eliminated positions had ascended to a valuation level that was far less compelling than at the time of our original investment. Conversely, many significant purchases in the second half were in companies that experienced issues or controversies, resulting in valuation opportunities for us.

Two of our most controversial stocks were Merck and insurance broker Marsh & McLennan. In the latter instance, it is somewhat easier to see the light at the end of the tunnel. Our sense is that the company's new management has moved aggressively to address the issues raised by New York Attorney General Eliot Spitzer. We believe the firm enjoys a strong market position, its other businesses are recovering, and a reasonable settlement with authorities should remove a great cloud of uncertainty from the company. Merck, on the other hand, was our biggest disappointment in 2004. If we had known beforehand about the company's problems with its arthritis and acute pain medication Vioxx, we never would have invested in the stock. Merck has been struggling with other issues as well that have hurt the company's performance and management's credibility. We have increased our investment in the company but acknowledge it will take longer to turn this situation around than we originally thought.

Financial Profile
--------------------------------------------------------------------------------

                                     Equity       S&P 500
                                     Income         Stock
As of 12/31/04                         Fund         Index
--------------------------------------------------------------------------------

Average Company Yield                  2.3%          1.7%

Price/Book Ratio                       3.1           3.5

Price/Earnings Ratio
(2005 estimated EPS)*                 16.6          17.8

Historical Beta
(based on monthly
returns for five years)               0.74          1.00

*Source data: IBES. Forecasts are in no way indicative of future investment returns.


OUTLOOK

At the beginning of each year, I organize my thoughts in an effort to come up with some unique angle or point of view on the possible pattern of investment returns over the next 12 months. This is the 20th time I have had the opportunity to report our results for the year past and offer an opinion on the outlook for equities.

As 2005 gets under way, I see opportunity and uncertainty looming in the months ahead. Stock valuations are only average. The Federal Reserve appears likely to continue raising short-term interest rates. Investors are legitimately concerned about the direction of oil prices, the weak dollar, and the lack of good news emanating from Iraq. However, the backdrop for good stock market performance seems reasonable, but not great. Earnings and dividend growth should continue at healthy rates, albeit slower than last year. Investor confidence continues to improve.

Individual, institutional, and corporate investors have substantial liquid assets that can be reallocated to equities. Finally, value stocks should benefit from favorable tax treatments for dividends and capital gains.

As always, our focus is to identify sound investments on your behalf. We appreciate your continued confidence and support and extend our best wishes to you for the new year.

Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

January 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

GE                                                                          2.0%

J.P. Morgan Chase                                                           1.9

ExxonMobil                                                                  1.7

ChevronTexaco                                                               1.7

Marsh & McLennan                                                            1.6
--------------------------------------------------------------------------------

Viacom                                                                      1.6

Merck                                                                       1.5

Royal Dutch Petroleum                                                       1.4

Honeywell International                                                     1.4

Bank of America                                                             1.4
--------------------------------------------------------------------------------

Coca-Cola                                                                   1.4

Comcast                                                                     1.4

New York Times                                                              1.3

Johnson & Johnson                                                           1.3

Union Pacific                                                               1.3
--------------------------------------------------------------------------------

Time Warner                                                                 1.3

Bristol-Myers Squibb                                                        1.3

International Paper                                                         1.2

Sprint                                                                      1.2

Colgate-Palmolive                                                           1.2
--------------------------------------------------------------------------------

Wyeth                                                                       1.2

Verizon Communications                                                      1.2

Mattel                                                                      1.1

Disney                                                                      1.1

Morgan Stanley                                                              1.1
--------------------------------------------------------------------------------

Total                                                                      34.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                     Largest Sales
--------------------------------------------------------------------------------

Coca-Cola *                           TXU

Colgate-Palmolive                     CIGNA

Marsh & McLennan                      Amerada Hess

Merck                                 Toys "R" Us **

Cardinal Health *                     Nucor

Charles Schwab                        Dun & Bradstreet

XCEL Energy *                         W. W. Grainger **

Cendant *                             Starwood Hotels & Resorts Worldwide

Viacom                                Ford Motor **

Whirlpool *                           Cooper Industries


12 Months Ended 12/31/04

Largest Purchases                     Largest Sales
--------------------------------------------------------------------------------

Coca-Cola *                           TXU

Viacom                                Bank of America

Colgate-Palmolive *                   Amerada Hess

Marsh & McLennan                      Gillette **

Mattel *                              CIGNA

SunTrust *                            Toys "R" Us **

Charles Schwab *                      Nucor

New York Times                        Hasbro **

MedImmune *                           Starwood Hotels & Resorts Worldwide

Comcast                               Boeing **


 * Position added
** Position eliminated

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]
--------------------------------------------------------------------------------

EQUITY INCOME FUND
--------------------------------------------------------------------------------
As of 12/31/04

S&P 500 Stock Index                    $ 31,258

Lipper Equity Income Funds Index       $ 27,459

Equity Income Fund                     $ 33,935


                                S&P 500       Lipper Equity              Equity
                            Stock Index         Funds Index         Income Fund

12/94                          $ 10,000            $ 10,000            $ 10,000

12/95                            13,758              12,983              13,335

12/96                            16,917              15,316              16,055

12/97                            22,561              19,476              20,683

12/98                            29,008              21,769              22,591

12/99                            35,112              22,681              23,455

12/00                            31,915              24,374              26,532

12/01                            28,122              23,106              26,966

12/02                            21,907              19,309              23,449

12/03                            28,190              24,295              29,495

12/04                            31,258              27,459              33,935

Note: Performance for the Advisor and R Class shares will vary due to their differing fee structures. See returns table on page 10.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 12/31/04      1 Year   5 Years   10 Years   Inception         Date
--------------------------------------------------------------------------------

Equity Income Fund          15.05%     7.67%     13.00%          -             -

S&P 500 Stock Index         10.88     -2.30      12.07           -             -

Lipper Equity Income
Funds Index                 13.02      3.90      10.63           -             -

Equity Income Fund--
Advisor Class               14.85%        -          -        8.64%      3/31/00

S&P 500 Stock Index         10.88         -          -       -2.88

Lipper Equity Income
Funds Index                 13.02         -          -        4.28

Equity Income Fund--
R Class                     14.53%        -          -       22.04%      9/30/02

S&P 500 Stock Index         10.88         -          -       21.40

Lipper Equity Income
Funds Index                 13.02         -          -       20.99

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Fund Expense Example
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

                                 Beginning           Ending        Expenses Paid
                             Account Value    Account Value       During Period*
                                    7/1/04         12/31/04   7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Investor Class

Actual                              $1,000        $1,100.50                $3.85

Hypothetical (assumes 5%
return before expenses)              1,000         1,021.47                 3.71

Advisor Class

Actual                               1,000         1,099.40                 4.91

Hypothetical (assumes 5%
return before expenses)              1,000         1,020.46                 4.72

R Class

Actual                               1,000         1,098.10                 6.43

Hypothetical (assumes 5%
return before expenses)              1,000         1,019.00                 6.19

*Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period. The annualized expense ratio of the investor class was 0.73%, the Advisor Class was 0.93%, and the R Class was 1.22%.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class
                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period            $  24.16   $ 19.79   $ 23.65   $ 24.67   $ 24.81

Investment activities

  Net investment income (loss)     0.41      0.38      0.38      0.37      0.50

  Net realized and
  unrealized gain (loss)           3.16      4.65     (3.43)    (0.02)**   2.51

  Total from
  investment activities            3.57      5.03     (3.05)     0.35      3.01

Distributions

  Net investment income           (0.42)    (0.39)    (0.36)    (0.36)    (0.51)

  Net realized gain               (0.72)    (0.27)    (0.45)    (1.01)    (2.64)

  Total distributions             (1.14)    (0.66)    (0.81)    (1.37)    (3.15)

NET ASSET VALUE

End of period                  $  26.59   $ 24.16   $ 19.79   $ 23.65   $ 24.67
                               -------------------------------------------------

Ratios/Supplemental Data

Total return^                     15.05%    25.78%  (13.04)%     1.64%    13.12%

Ratio of total expenses to
average net assets                 0.74%     0.78%     0.79%     0.80%     0.78%

Ratio of net investment
income (loss) to average
net assets                         1.69%     1.80%     1.72%     1.53%     2.01%

Portfolio turnover rate            16.1%     11.8%     15.2%     17.3%     21.9%

Net assets, end of period
(in millions)                  $  16,034  $ 12,160  $  8,954  $ 10,128  $ 10,187

 ^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

**The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class

                          Year                                         3/31/00
                         Ended                                         Through
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00

NET ASSET VALUE

Beginning of period  $   24.12   $   19.75   $   23.63   $   24.68   $   23.24

Investment activities

  Net investment
  income (loss)           0.37        0.35        0.37        0.34        0.36

  Net realized
  and unrealized
  gain (loss)             3.15        4.64       (3.45)      (0.02)       3.41

  Total from
  investment
  activities              3.52        4.99       (3.08)       0.32        3.77

Distributions

  Net investment
  income                 (0.37)      (0.35)      (0.35)      (0.36)      (0.40)

  Net realized gain      (0.72)      (0.27)      (0.45)      (1.01)      (1.93)

Total distributions      (1.09)      (0.62)      (0.80)      (1.37)      (2.33)

NET ASSET VALUE

End of period        $   26.55   $   24.12   $   19.75   $   23.63   $   24.68
                                 -----------------------------------------------

Ratios/Supplemental Data

Total return^            14.85%      25.59%     (13.18)%      1.51%      16.62%

Ratio of total
expenses to average
net assets                0.93%       0.93%        0.94%      0.90%       0.60%!

Ratio of net
investment
income (loss)
to average
net assets                1.51%       1.65%        1.72%      1.44%       2.09%!

Portfolio
turnover rate             16.1%       11.8%        15.2%      17.3%       21.9%

Net assets,
end of period
(in thousands)       $2,265,092  $1,569,879    $ 878,375  $ 307,957   $     851

 ^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

 !Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

R Class
                                              Year                       9/30/02
                                             Ended                       Through
                                          12/31/04       12/31/03       12/31/02
NET ASSET VALUE

Beginning of period                     $   24.14       $  19.78       $  18.54

Investment activities

  Net investment income (loss)               0.30           0.30           0.09

  Net realized and
  unrealized gain (loss)                     3.15           4.64          1.61!!

  Total from
  investment activities                      3.45           4.94           1.70

Distributions

  Net investment income                     (0.32)         (0.31)         (0.11)

  Net realized gain                         (0.72)         (0.27)         (0.35)

Total distributions                         (1.04)         (0.58)         (0.46)

NET ASSET VALUE

End of period                           $   26.55       $  24.14       $  19.78
                                        ----------------------------------------

Ratios/Supplemental Data

Total return^                               14.53%         25.27%          9.15%

Ratio of total expenses to
average net assets                           1.22%          1.18%         1.08%!

Ratio of net investment
income (loss) to average
net assets                                   1.28%          1.43%         3.22%!

Portfolio turnover rate                      16.1%          11.8%          15.2%

Net assets, end of period
(in thousands)                          $  76,974       $ 26,590       $  5,759

 ^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!!The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 !Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004

Portfolio of Investments (1)                        Shares/$ Par           Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   93.8%

CONSUMER DISCRETIONARY   16.9%

Distributors   0.8%

Genuine Parts                                          3,400,000         149,804

                                                                         149,804

Hotels, Restaurants & Leisure   1.9%

Hilton                                                 5,000,000         113,700

McDonald's                                             4,000,000         128,240

Starwood Hotels & Resorts Worldwide, Class B           1,750,000         102,200

                                                                         344,140

Household Durables   2.8%

Fortune Brands                                         1,800,000         138,924

Newell Rubbermaid                                      7,750,000         187,473

Sony (JPY)                                             2,250,000          86,732

Whirlpool                                              1,500,000         103,815

                                                                         516,944

Leisure Equipment & Products   2.0%

Eastman Kodak                                          5,250,000         169,312

Mattel                                                10,000,000         194,900

                                                                         364,212

Media   8.2%

Comcast, Class A *                                     7,500,000         249,600

Disney                                                 7,000,000         194,600

Dow Jones !                                            4,500,000         193,770

Knight-Ridder                                          1,500,000         100,410

New York Times, Class A                                6,000,000         244,800

Time Warner *                                         12,000,000         233,280

Viacom, Class B                                        8,000,000         291,120

                                                                       1,507,580

Multiline Retail   0.5%

May Department Stores                                  3,000,000          88,200

                                                                          88,200

Specialty Retail   0.7%

Home Depot                                             3,250,000         138,905

                                                                         138,905

Total Consumer Discretionary                                           3,109,785


CONSUMER STAPLES   7.5%

Beverages   1.4%

Coca-Cola                                              6,000,000         249,780

Coca-Cola Enterprises                                    408,800           8,523

                                                                         258,303

Food Products   2.5%

Campbell Soup                                          5,000,000         149,450

ConAgra                                                2,500,000          73,625

General Mills                                          3,000,000         149,130

Unilever GDS (EUR)                                     1,400,000          93,489

                                                                         465,694

Household Products   2.4%

Clorox                                                 1,250,000          73,663

Colgate-Palmolive                                      4,250,000         217,430

Kimberly-Clark                                         2,200,000         144,782

                                                                         435,875

Tobacco   1.2%

Altria Group                                           1,500,000          91,650

UST                                                    2,500,000         120,275

                                                                         211,925

Total Consumer Staples                                                 1,371,797


ENERGY   8.7%

Energy Equipment & Services   0.7%

Baker Hughes                                           1,000,000          42,670

Schlumberger                                           1,250,000          83,688

                                                                         126,358

Oil & Gas   8.0%

Amerada Hess                                           2,250,000         185,355

Anadarko Petroleum                                     2,000,000         129,620

BP ADR                                                 3,000,000         175,200

ChevronTexaco                                          6,000,000         315,060

ExxonMobil                                             6,250,000         320,375

Royal Dutch Petroleum ADS                              4,500,000         258,210

Unocal                                                 2,250,000          97,290

                                                                       1,481,110

Total Energy                                                           1,607,468


FINANCIALS   18.1%

Capital Markets   3.5%

Charles Schwab                                        15,750,000         188,370

Janus Capital Group                                    2,000,000          33,620

Mellon Financial                                       5,500,000         171,105

Morgan Stanley                                         3,500,000         194,320

Northern Trust                                         1,300,000          63,154

                                                                         650,569

Commercial Banks   4.3%

AmSouth                                                  421,500          10,917

Bank of America                                        5,400,000         253,746

Bank of Ireland (EUR)                                  5,250,000          86,491

Mercantile Bankshares                                  1,400,000          73,080

National City                                          2,100,000          78,855

SunTrust                                               2,250,000         166,230

Wells Fargo                                            1,300,000          80,795

Wilmington Trust                                       1,000,000          36,150

                                                                         786,264

Consumer Finance   0.8%

American Express                                       2,500,000         140,925

                                                                         140,925

Diversified Financial Services   2.5%

Citigroup                                              2,240,000         107,923

J.P. Morgan Chase                                      8,910,000         347,579

                                                                         455,502

Insurance   5.8%

Chubb                                                  1,600,000         123,040

Lincoln National                                       3,250,000         151,710

Marsh & McLennan                                       9,000,000         296,100

SAFECO                                                 2,900,000         151,496

St. Paul Companies                                     4,100,000         151,987

UnumProvident                                          7,000,000         125,580

XL Capital                                             1,000,000          77,650

                                                                       1,077,563

Real Estate   0.5%

Simon Property Group, REIT                             1,500,000          97,005

                                                                          97,005

Thrifts & Mortgage Finance   0.7%

Fannie Mae                                             1,750,000         124,618

                                                                         124,618

Total Financials                                                       3,332,446


HEALTH CARE   9.2%

Biotechnology   0.7%

Chiron *                                                 179,400           5,979

MedImmune *                                            4,750,000         128,773

                                                                         134,752

Health Care Equipment & Supplies   0.8%

Baxter International                                   4,250,000         146,795

                                                                         146,795

Health Care Providers & Services   0.9%

Cardinal Health                                        2,000,000         116,300

CIGNA                                                    650,000          53,020

                                                                         169,320

Pharmaceuticals   6.8%

Abbott Laboratories                                    3,000,000         139,950

Bristol Myers Squibb                                   9,000,000         230,580

Johnson & Johnson                                      3,750,000         237,825

Merck                                                  8,750,000         281,225

Schering-Plough                                        6,500,000         135,720

Wyeth                                                  5,000,000         212,950

                                                                       1,238,250

Total Health Care                                                      1,689,117

INDUSTRIALS & BUSINESS SERVICES   11.9%

Aerospace & Defense   4.0%

Honeywell International                                7,250,000         256,722

Lockheed Martin                                        3,000,000         166,650

Raytheon                                               4,250,000         165,028

Rockwell Collins                                       3,900,000         153,816

                                                                         742,216

Commercial Services & Supplies   1.4%

Cendant                                                4,000,000          93,520

Dun & Bradstreet *                                       129,980           7,753

Waste Management                                       5,250,000         157,185

                                                                         258,458

Electrical Equipment   1.8%

Cooper Industries, Class A                             2,250,000         152,753

Emerson Electric                                       1,100,000          77,110

Rockwell Automation                                    2,000,000          99,100

                                                                         328,963

Industrial Conglomerates   2.0%

GE                                                    10,000,000         365,000

                                                                         365,000

Machinery   0.7%

Pall                                                   4,500,000         130,275

                                                                         130,275

Road & Rail   2.0%

Norfolk Southern                                       3,500,000         126,665

Union Pacific                                          3,500,000         235,375

                                                                         362,040

Total Industrials & Business Services                                  2,186,952


INFORMATION TECHNOLOGY   4.6%

Communications Equipment   1.6%

Lucent Technologies *                                 10,000,000          37,600

Motorola                                               8,000,000         137,600

Nokia ADR                                              7,500,000         117,525

                                                                         292,725

Computers & Peripherals   0.9%

Hewlett-Packard                                        7,500,000         157,275

                                                                         157,275

Electronic Equipment & Instruments   0.0%

Agilent Technologies *                                   250,000           6,025

                                                                           6,025

Semiconductor & Semiconductor Equipment   1.2%

Freescale Semiconductor, Class B *                       333,320           6,120

Intel                                                  3,000,000          70,170

Texas Instruments                                      6,250,000         153,875

                                                                         230,165

Software   0.9%

Microsoft                                              6,250,000         166,937

                                                                         166,937

Total Information Technology                                             853,127


MATERIALS   6.3%

Chemicals   3.0%

Dow Chemical                                           3,500,000         173,285

DuPont                                                 3,000,000         147,150

Great Lakes Chemical !                                 2,650,000          75,499

Hercules *                                             4,091,400          60,757

International Flavors & Fragrances                     2,000,000          85,680

                                                                         542,371

Construction Materials   0.5%

Vulcan Materials                                       1,750,000          95,568

                                                                          95,568

Metals & Mining   1.0%

Alcoa                                                  3,500,000         109,970

Nucor                                                  1,400,000          73,276

                                                                         183,246

Paper & Forest Products   1.8%

International Paper                                    5,250,000         220,500

MeadWestvaco                                           3,250,000         110,142

                                                                         330,642

Total Materials                                                        1,151,827

TELECOMMUNICATION SERVICES   5.9%

Diversified Telecommunication Services   5.9%

Alltel                                                 2,750,000         161,590

AT&T                                                   6,500,000         123,890

Qwest Communications *                                32,000,000         142,080

SBC Communications                                     6,250,000         161,063

Sprint                                                 8,750,000         217,437

Telus (CAD)                                              814,500          24,521

Telus                                                  1,185,500          34,261

Verizon Communications                                 5,250,000         212,677

Total Telecommunication Services                                       1,077,519


UTILITIES   4.7%

Electric Utilities   2.0%

FirstEnergy                                            2,400,000          94,824

Progress Energy                                        1,500,000          67,860

Teco Energy                                            2,500,000          38,350

TXU                                                    1,000,000          64,560

XCEL Energy                                            5,250,000          95,550

                                                                         361,144

Gas Utilities   1.0%

NiSource                                               8,000,000         182,240

                                                                         182,240

Multi-Utilities & Unregulated Power   1.7%

Constellation Energy Group                             3,000,000         131,130

Duke Energy                                            7,250,000         183,643

                                                                         314,773

Total Utilities                                                          858,157


Total Common Stocks (Cost  $13,615,878)                               17,238,195


CONVERTIBLE PREFERRED STOCKS   0.4%

Automobiles   0.2%

Ford Motor Capital Trust II                              574,000          30,302

Insurance   0.2%

Unumprovident                                          1,455,000          44,149

Total Convertible Preferred Stocks (Cost  $65,075)                        74,451

CONVERTIBLE BONDS   0.4%

Communications Equipment   0.4%

Lucent Technologies, 8.00%, 8/1/31                    66,228,000          74,220


Total Convertible Bonds (Cost  $71,702)                                   74,220


SHORT-TERM INVESTMENTS   4.8%

Money Market Fund   4.8%

T. Rowe Price Reserve Investment Fund, 2.28% #!      871,257,166         871,257

Total Short-Term Investments (Cost  $871,257)                            871,257

Total Investments in Securities

99.4% of Net Assets (Cost $14,623,912)                               $18,258,123
                                                                     -----------


 (1)    Denominated in U.S. dollars unless otherwise noted

   #    Seven-day yield

   *    Non-income producing

 ADR    American Depository Receipts

 ADS    American Depository Shares

 CAD    Canadian dollar

 EUR    Euro

 GDS    Global Depository Shares

 JPY    Japanese yen

REIT    Real Estate Investment Trust

!Affiliated Companies
--------------------------------------------------------------------------------
($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

                       Purchase     Sales    Investment              Value
Affiliate                  Cost      Cost        Income      12/31/04   12/31/03
--------------------------------------------------------------------------------

Dow Jones            $  60,189   $      --   $   3,713   $ 193,770   $ 154,535

Great Lakes Chemical        --       2,939       1,035      75,499      73,413

T. Rowe Price Reserve
Investment Fund              *           *       9,653     871,257     421,247

Totals                                       $  14,401  $1,140,526   $ 649,195
                                             -----------------------------------

* Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $1,183,406)                          $   1,140,526

  Non-affiliated companies (cost $13,440,506)                        17,117,597

  Total investments in securities                                    18,258,123

Other assets                                                            165,356

Total assets                                                         18,423,479

Liabilities

Total liabilities                                                        47,676

NET ASSETS                                                        $  18,375,803
                                                                  -------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $          (637)

Undistributed net realized gain (loss)                                  155,599

Net unrealized gain (loss)                                            3,634,237

Paid-in-capital applicable to 691,123,102 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized                                14,586,604

NET ASSETS                                                        $  18,375,803
                                                                  -------------

NET ASSET VALUE PER SHARE

Investor Class
($16,033,736,689/602,910,548 shares outstanding)                  $       26.59
                                                                  -------------

Advisor Class
($2,265,092,325/85,312,944 shares outstanding)                    $       26.55
                                                                  -------------

R Class
($76,973,510/2,899,610 shares outstanding)                        $       26.55
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Income

  Dividend                                                        $     369,286

  Interest                                                                6,895

  Securities lending                                                        173

  Total income                                                          376,354

Expenses

  Investment management                                                  87,399

  Shareholder servicing

    Investor Class                                                       22,226

    Advisor Class                                                         1,824

    R Class                                                                  65

  Rule 12b-1 fees

    Advisor Class                                                         4,641

    R Class                                                                 219

  Prospectus and shareholder reports

    Investor Class                                                          511

    Advisor Class                                                           147

    R Class                                                                  11

  Custody and accounting                                                    514

  Registration                                                              505

  Legal and audit                                                            50

  Trustees                                                                   26

  Miscellaneous                                                             136

  Total expenses                                                        118,274

  Expenses paid indirectly                                                   (4)

  Net expenses                                                          118,270

Net investment income (loss)                                            258,084

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Affiliated securities                                                  (1,483)

  Non-affiliated securities                                             527,527

  Foreign currency transactions                                            (412)

  Net realized gain (loss)                                              525,632

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Change in net unrealized gain (loss)

  Securities                                                      $    1,513,987

  Other assets and liabilities
  denominated in foreign currencies                                           26

  Change in net unrealized gain (loss)                                 1,514,013

Net realized and unrealized gain (loss)                                2,039,645

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $    2,297,729
                                                                  --------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                         Year
                                                        Ended
                                                     12/31/04           12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                   $    258,084      $    200,509

  Net realized gain (loss)                            525,632           269,768

  Change in net unrealized gain (loss)              1,514,013         2,254,536

  Increase (decrease) in net assets
  from operations                                   2,297,729         2,724,813

Distributions to shareholders

  Net investment income

    Investor Class                                   (234,385)         (187,746)

    Advisor Class                                     (28,533)          (19,685)

    R Class                                              (696)             (257)

  Net realized gain

    Investor Class                                   (407,141)         (133,655)

    Advisor Class                                     (56,527)          (16,784)

    R Class                                            (1,690)             (283)

  Decrease in net assets from distributions          (728,972)         (358,410)

Capital share transactions *

  Shares sold

    Investor Class                                  3,555,420         2,152,244

    Advisor Class                                     780,613           715,816

    R Class                                            55,311            21,501

  Distributions reinvested

      Investor Class                                  603,600           305,659

      Advisor Class                                    84,208            36,193

      R Class                                           2,238               539

    Shares redeemed

      Investor Class                               (1,659,534)       (1,371,563)

      Advisor Class                                  (358,257)         (304,004)

      R Class                                         (12,634)           (4,529)

    Increase (decrease) in net assets from
    capital share transactions                      3,050,965         1,551,856

Net Assets

Increase (decrease) during period                   4,619,722         3,918,259

Beginning of period                                13,756,081         9,837,822

End of period                                    $ 18,375,803      $ 13,756,081
                                                 -------------------------------

(Including undistributed net investment income (loss) of $(637) at 12/31/04 and $0 at 12/31/03)

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                          Year
                                                         Ended
                                                      12/31/04          12/31/03
*Share information

    Shares sold

      Investor Class                                  142,608           101,852

      Advisor Class                                    31,230            33,921

      R Class                                           2,217               999

    Distributions reinvested

      Investor Class                                   23,688            13,867

      Advisor Class                                     3,307             1,628

      R Class                                              87                24

    Shares redeemed

      Investor Class                                  (66,696)          (64,729)

      Advisor Class                                   (14,311)          (14,925)

      R Class                                            (506)             (212)

    Increase (decrease) in shares outstanding         121,624            72,425


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                               December 31, 2004
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Income Fund, (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985, Equity Income Fund--Advisor Class (Advisor Class), offered since March 31, 2000, and Equity Income Fund--R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $628,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

During the year ended December 31, 2004, the fund received a one-time dividend on a security held in its portfolio (Microsoft Corp.) The dividend, which totaled $19,250,000, represents 5% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, there were no securities on loan.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,439,759,000 and $2,397,609,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                              $      348,083,000

Long-term capital gain                                              380,889,000

Total distributions                                          $      728,972,000
                                                             ------------------

At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                      $    4,302,994,000

Unrealized depreciation                                            (669,565,000)

Net unrealized appreciation (depreciation)                        3,633,429,000

Undistributed ordinary income                                        28,414,000

Undistributed long-term capital gain                                127,356,000

Paid-in capital                                                  14,586,604,000

Net assets                                                    $  18,375,803,000
                                                              -----------------

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                           $       4,893,000

Undistributed net realized gain                                     (20,736,000)

Paid-in capital                                                      15,843,000

At December 31, 2004, the cost of investments for federal income tax purposes was $14,624,720,000.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $8,513,000.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class's net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation.

--------------------------------------------------------------------------------

                                                 Advisor Class           R Class
                                                 -------------           -------

Expense Limitation                                       1.00%             1.30%

Limitation Date                                        4/30/06           4/30/06

Repayment Date                                         4/30/08           4/30/08

For the year ended December 31, 2004, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.

T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $82,000 for Price Associates, $5,598,000 for T. Rowe Price Services, Inc., and $9,587,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $1,399,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $122,000 for shareholder servicing costs related to the college savings plans, of which $85,000 was for services provided by Price and $19,000 was payable at period-end. At December 31, 2004, approximately 0.7% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $1,926,000 of Spectrum Funds' expenses, of which $1,297,000 related to services provided by Price and $182,000 was payable at period-end. At December 31, 2004, approximately 7.2% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 209,419 shares of the fund, representing less than 1% of the fund's net assets.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $96,740,000 from short-term capital gains,

o $389,355,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $356,679,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $330,624,000 of the fund's income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

About the Fund's Trustees and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years and
Year Elected *                Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1994

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1988                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,Inc.,
(1934)                        consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent trustee oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]          Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe Price
1997                          Global Investment Services Limited and T. Rowe
[43]                          Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1985                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Equity Income Fund

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Jeffrey W. Arricale CPA (1971)          Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Group, Inc.; formerly
                                        student, the Wharton School, University
                                        of Pennsylvania (to 2001); Manager,
                                        Assurance, KPMG LLP (to 1999)

Stephen W. Boesel (1944)                Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc., and T. Rowe Price
                                        Trust Company

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc., and T. Rowe Price
                                        Trust Company

Andrew M. Brooks (1956)                 Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, Equity Income Fund           Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Anna M. Dopkin, CFA (1967)              Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
Equity Income Fund                      President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Trust Company

Michael W. Holton (1968)                Vice President, T. Rowe Price and
Vice President, Equity Income Fund      T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, Equity Income Fund      Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

John D. Linehan, CFA (1965)             Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, Equity Income Fund           and T. Rowe Price Investment Services,
                                        Inc.

Heather K. McPherson, CPA (1967)        Vice President, T. Rowe Price; formerly
Vice President, Equity Income Fund      intern, Salomon Smith Barney (to 2001);
                                        Vice President of Finance and
                                        Administration, Putnam Lovell
                                        Securities, Inc. (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Brian C. Rogers, CFA, CIC (1955)        Chief Investment Officer, Director, and
President, Equity Income Fund           Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.; Director and
                                        Vice President, T. Rowe Price Trust
                                        Company

William J. Stromberg, CFA (1960)        Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Income Fund      Price Group, Inc., and T. Rowe Price
                                        Trust Company

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, Equity Income Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $28,978               $27,837
     Audit-Related Fees                       3,951                 1,559
     Tax Fees                                 7,858                 7,230
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005